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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 8, 1995, in the Registration Statement (Form
S-1 No.     ) and related Prospectus of Signature Resorts, Inc. dated June 14,
1996.

                                          Ernst & Young LLP

Los Angeles, California
June 10, 1996